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                                   EXHIBIT 23
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No.33-77564) and in the Registration Statements on Form S-8 (No. 33-28936, No. 33-40802 and No. 33-82342) of American Bankers Insurance Group, Inc. of our report dated March 12, 1997 appearing on page 40 of this Form 10-K.



/s/ Price Waterhouse LLP


PRICE WATERHOUSE LLP


Miami, Florida
March 28, 1997







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